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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                         DATE OF REPORT: OCTOBER 9, 1996

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                       HUNTINGTON BANCSHARES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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   Maryland                        0-2525                      31-0724920
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(STATE OR OTHER             (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                                Huntington Center
                              41 South High Street
                              Columbus, Ohio 43287
                                 (614) 480-8300
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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ITEM  5.  OTHER EVENTS.

         On October 9, 1996, Huntington Bancshares Incorporated ("Huntington") issued a news release announcing its earnings for the third quarter ended September 30, 1996. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

         In addition, in a press release dated October 14, 1996 Huntington announced: (i) the approval of a program to allow shareholders owning fewer than 100 shares to either sell their shares or purchase sufficient shares to bring their holdings to at least 100 shares without incurring any brokerage fees (the "Program"); and (ii) that effective January 3, 1997, it will revise the Huntington Bancshares Incorporated Dividend Reinvestment and Common Stock Purchase Plan (the "Plan"). The information concerning the Program and the revisions to the Plan contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         Exhibit 99(a) -- News release of Huntington Bancshares Incorporated, dated October 9, 1996.

         Exhibit 99(b)-- News release of Huntington Bancshares Incorporated, dated October 14, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUNTINGTON BANCSHARES INCORPORATED


Date:    October 16, 1996                   By:      /s/ John D. Van Fleet
                                                 -------------------------
                                                     John D. Van Fleet
                                                     Senior Vice President and
                                                     Corporate Controller




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                             EXHIBIT INDEX


        Exhibit No.       Description                                     Page

        99(a)    *        Press Release of Huntington Bancshares
                          Incorporated issued on October 9, 1996.

        99(b)    *        Press release of Huntington Bancshares
                          Incorporated issued on October 14, 1996.

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*  Filed with this report.